EXHIBIT 10.1

[Disclosure schedules and other attachments are omitted, but will be furnished supplementally to the Commission upon request.]





================================================================================

                          EASYLINK SERVICES CORPORATION


                 Class A Common Stock, par value $.01 per share

                                     ------

                         COMMON STOCK PURCHASE AGREEMENT

                                     ------

                           Dated as of April 13, 2006

================================================================================

                                TABLE OF CONTENTS


                                                                                           Page
1.    Authorization of Shares................................................................1

2.    Sale And Purchase Of Shares............................................................1

3.    Closing................................................................................1

4.    Conditions To Closing..................................................................2
      4.1      Representations and Warranties................................................2
      4.2      Performance; No Default.......................................................2
      4.3      Compliance Certificates.......................................................2
      4.4      Opinion of Counsel............................................................2
      4.5      Purchase Permitted By Applicable Law, etc.....................................2
      4.6      Transaction Documents.........................................................2
      4.7      Proceedings and Documents.....................................................2
      4.8      Management Commitments........................................................3

5.    Representations And Warranties Of The Company..........................................3
      5.1      Organization; Power and Authority.............................................3
      5.2      Authorization, etc............................................................3
      5.3      Disclosure....................................................................3
      5.4      Capitalization; Organization and Ownership of Shares of Subsidiaries..........4
      5.5      Financial Statements..........................................................5
      5.6      Compliance with Laws, Other Instruments, etc..................................5
      5.7      Governmental and Third Party Authorizations, etc..............................5
      5.8      Litigation; Observance of Agreements, Statutes and Orders.....................5
      5.9      Taxes.........................................................................5
      5.10     Title to Property; Leases.....................................................6
      5.11     Licenses, Permits, etc........................................................6
      5.12     Compliance with ERISA.........................................................6
      5.13     Private Offering by the Company...............................................7
      5.14     Existing Indebtedness.........................................................7
      5.15     Foreign Assets Control Regulations, etc.......................................7
      5.16     Status under Certain Statutes.................................................7
      5.17     Use of Proceeds...............................................................8
      5.18     Shares........................................................................8

6.    Representations of the Purchasers......................................................8
      6.1      Purchase for Investment; Status of Purchasers; Restrictions on Securities.....8
      6.2      Source of Funds...............................................................8

7.    Expenses...............................................................................9

8.    Survival of Representations and Warranties; Entire Agreement..........................10

                                                                                           Page
9.    Amendment And Waiver..................................................................10
      9.1      Requirements.................................................................10
      9.2      Binding Effect, etc..........................................................10
      9.3      Shares held by Company, etc..................................................10

10.   Notices...............................................................................10

11.   Reproduction Of Documents.............................................................11

12.   Confidential Information..............................................................11

13.   Substitution Of Purchaser.............................................................13

14.   Miscellaneous.........................................................................13
      14.1     Successors and Assigns.......................................................13
      14.2     Severability.................................................................13
      14.3     Construction.................................................................13
      14.4     Counterparts.................................................................13
      14.5     Governing Law................................................................14
      14.6     Submission to Jurisdiction; Service of Process...............................14
      14.7     Section Titles...............................................................14

                          EASYLINK SERVICES CORPORATION


                              Class A Common Stock

                                                      Dated as of April 13, 2006

TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         EasyLink Services Corporation, a Delaware corporation ("EasyLink" or the "Company"), agrees with you as follows:

         1. Authorization of Shares. The Company has authorized the issue and sale of the number of shares of Class A common stock, par value $.01 per share, issuable to you pursuant to Section 2 hereof (the "Shares"). Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

         2. Sale And Purchase Of Shares. Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, the number of Shares for the total purchase price set forth beside your name on Schedule A hereto. The obligations of each Purchaser hereunder and under the Registration Rights Agreement (together with this Agreement, the "Transaction Agreements") are several and not joint obligations and none of the Purchasers shall have any obligation under any Transaction Agreement or any liability to any Person for the performance or nonperformance by any other Purchaser hereunder or thereunder.

         3. Closing. (a) Subject to satisfaction of the conditions contained in Section 4, the closing (the "Closing") of the purchase and sale of the number of Shares specified on Schedule A hereto shall be held at the offices of the Company at 33 Knightsbridge Road, Piscataway, New Jersey 08854, at 10:00 a.m., local time, on the date of execution and delivery of this Agreement by you and the Company or at such other time and place and on such date as shall be mutually agreed upon by the Company and the Purchasers (the date of the Closing is hereinafter referred to as the "Closing Date").

         (b) At the Closing, the Company will issue to its transfer agent irrevocable instructions to deliver to you duly issued certificates evidencing the Shares to be purchased by you at such Closing registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds as follows:

                  JPMorganChase
                  1411 Broadway
                  New York, N.Y.  10018
                  Phone: (212) 552-2186
                  Annette Harper
                  ABA Number: 021000021
                  Account: EasyLink Services Corporation
                           Piscataway, NJ
                  Account Number: 323879284

         4. Conditions To Closing. Your obligation to purchase and pay for the Shares to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the conditions contained in Sections 4.1 through 4.7:

                  4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made.

                  4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in the Transaction Agreements required to be performed or complied with by it prior to or at the Closing.

                  4.3. Compliance Certificates. (a) Officer's Certificate.
         The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

                  (b) Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Shares and the Transaction Agreements and the certificate of incorporation (or other organizational documents) and bylaws of the Company.

                  4.4. Opinion of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing from counsel for the Company covering the matters set forth in
         Exhibit 4.4 (and the Company hereby instructs its counsel to deliver such opinion to you).

                  4.5. Purchase Permitted By Applicable Law, etc. On the
         Closing Date, your purchase of the Shares shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, and
         (ii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

                  4.6. Transaction Documents. You shall have received from the Company a duly executed and delivered copy of the Registration Rights Agreement in the form of Exhibit 2 (the "Registration Rights Agreement").

                  4.7. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your counsel, and you and your counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

                  4.8 Management Commitments. Members of the Company's management and board of directors shall have executed and delivered a counterpart of this Agreement committing to purchase Shares for an aggregate amount not less than $500,000; provided, however, that the per share purchase price payable by such members of management and the board of directors shall not be less than the most recent closing bid price immediately prior to the Closing; and provided further that the Closing of the purchases by managers and directors shall occur not later than April 24, 2006.


         5. Representations And Warranties Of The Company.The Company represents and warrants to you that, except as disclosed in the Disclosure Schedules attached hereto or in the SEC Filings (as defined in Section 5.3):

                  5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                  5.2. Authorization, etc. (a) This Agreement and the other Transaction Agreements have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each other Transaction Agreement will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) The Shares have been duly authorized by all necessary corporate action on the part of the Company and have been duly reserved for issuance. When the Shares are issued at the Closing such shares will be validly issued and outstanding, fully paid and nonassessable and the issuance of such shares will not be subject to preemptive or other similar contractual rights of any other stockholder of the Company.

                  5.3. Disclosure. Complete and correct copies of all reports and other filings required to be filed by the Company as of the date hereof with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act and the Exchange Act and the rules and regulations thereunder since January 1, 2005 (such reports and other filings collectively referred to herein as the "SEC Filings") are available on the SEC's EDGAR web site. As of their respective dates, except as otherwise provided in a subsequent SEC Filing, the SEC Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. At the time of filing, except as otherwise provided in a subsequent SEC Filing, the SEC Filings complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder.

                  5.4. Capitalization; Organization and Ownership of Shares of Subsidiaries. (a) As of the date hereof, the authorized capital stock of the Company consists of 500,000,000 shares of Class A common stock, of which approximately 45,311,916 shares are issued and outstanding as of February 28, 2006, 1,000,000 shares of Class B common stock, par value $.01 per share, none of which is issued and outstanding, and 60,000,000 shares of Preferred Stock, none of which is issued and outstanding. The outstanding shares of capital stock have been duly authorized and validly issued, and are fully paid and non-assessable. Except as disclosed in the SEC Filings or Schedule 5.4 and except for the commitments to issue shares of common stock upon exercise of outstanding stock options and shares issuable pursuant to the employer matching contribution feature of the Company's 401(k) plan, as of the date hereof, there were no other options, warrants, convertible securities, preemptive rights or other rights to purchase any of the Company's authorized and unissued capital stock.

                  (b) Schedule 5.4 contains (except as noted therein) complete and correct lists of the Company's material Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

                  (c) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (d) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                  5.5. Financial Statements. The financial statements of the Company consisting of the balance sheets, income statements and cash flow statements included in the SEC filings (including in each case the related notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of their respective dates and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto and in subsequent SEC Filings (subject, in the case of any interim financial statements, to normal year-end adjustments).

                  5.6. Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by the Company of the Transaction Agreements will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate or conflict with any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

                  5.7. Governmental and Third Party Authorizations, etc. Except as disclosed in Schedule 5.7, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other third party is required in connection with the execution, delivery or performance by the Company of the Transaction Agreements.

                  5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (b) Neither the Company nor any Subsidiary is in violation of or default under any term of any charter, bylaw, agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  5.9. Taxes. (a) Except as disclosed in Schedule 5.9, the Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.

                  (b) There are no transfer taxes or similar fees or charges required to be paid in connection with the execution and delivery of the Transaction Agreements or the original issuance by the Company of the Shares.

                  5.10. Title to Property; Leases. Except as disclosed in
         Schedule 5.10, the Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business). All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

                  5.11. Licenses, Permits, etc.  Except as disclosed in Schedule
         5.11 or in the SEC Filings,

                  (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, patent applications, copyrights, service marks, trademarks and trade names, domain names, trade secrets, technology and know-how and other intellectual property rights, or rights thereto, that individually or in the aggregate are Material, without, to the best knowledge of the Company, conflict with the rights of others;

                  (b) to the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, patent application, copyright, service mark, trademark, trade name, domain name, trade secret, technology, know-how or other intellectual property right, or other right owned by any other Person; and

                  (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, patent application, copyright, service mark, trademark, trade name, domain name, trade secret, technology, know-how or other intellectual property right, or other right owned or used by the Company or any of its Subsidiaries.

                  5.12. Compliance with ERISA. The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not individually or in the aggregate have resulted in or could not reasonably be expected to have a Material Adverse Effect.

                  5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Shares or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 50 other accredited investors (within the meaning of Rule 501 of Regulation D promulgated under the Securities Act), each of which has been offered the Shares at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Shares to the registration requirements of Section 5 of the Securities Act.

                  5.14. Existing Indebtedness. Except as described therein, the Company's balance sheet as of December 31, 2005 sets forth a complete and correct list of all outstanding indebtedness for money borrowed ("Indebtedness") of the Company and its Subsidiaries as of December 31, 2005, since which date there has been no Material adverse change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries except as disclosed in an SEC Filing. Except as disclosed on Schedule 5.14, neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  5.15. Foreign Assets Control Regulations, etc. Neither the sale of the Shares by the Company hereunder nor their use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

                  5.16. Status under Certain Statutes. Neither the Company nor any Subsidiary is, or will be as a result of the transactions contemplated by the Transaction Agreements, subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

                  5.17. Use of Proceeds. The Company will apply the proceeds of the sale of the Shares as set forth on Schedule 5.17.

                  5.18. Shares. Upon issuance, the Shares will be listed on the Nasdaq Capital Market or such other interdealer quotation system and market or principal securities exchanges, if any, on which other shares of Class A common stock of the Company are then listed or quoted.

         6. Representations of the Purchasers.

                  6.1. Purchase for Investment; Status of Purchasers; Restrictions on Securities.

         Each Purchaser represents that it is purchasing the Shares, if any, for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or their property shall at all times be within your or their control. Each Purchaser represents that it (i) is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act, (ii) is an investor experienced in the evaluation of businesses similar to Company, (iii) is able to fend for itself in the transactions contemplated by this Agreement, (iv) has such knowledge and experience of financial, business and investment matters as to be capable of evaluating the merits and risks of this investment, (v) has the ability to bear the economic risks of this investment, (vi) was not organized or reorganized for the specific purpose of acquiring the Shares and (vii) has been afforded the opportunity to ask questions of, and to receive answers from, the Company and to obtain additional information, to the extent the Company has such information or could have acquired it without unreasonable effort or expense, all as necessary for such Purchaser to make an informed investment decision with respect to the Shares. Each Purchaser understands that the Shares being purchased by it have not been registered under the Securities Act and that the Shares may not be resold unless registered pursuant to the provisions of the Securities Act or an exemption from registration is available. Each Purchaser understands and acknowledges that certificates representing the Shares being purchased by it will bear a restrictive legend in customary form.

                  6.2. Source of Funds. Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Shares to be purchased by it hereunder:

                           (a) if such Purchaser is an insurance company, the
                  Source does not include assets allocated to any separate account maintained by such Purchaser in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                           (b) the Source is either (i) an insurance company
                  pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                           (c) the Source constitutes assets of an "investment
                  fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                           (d) the Source is a governmental plan; or

                           (e) the Source is one or more employee benefit plans,
                  or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                           (f) the Source does not include assets of any
                  employee benefit plan, other than a plan exempt from the coverage of ERISA.

                  As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         7. Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees) of one counsel for each of the Purchasers in the financing of which this Agreement is a part incurred in connection with the negotiation, preparation, execution and delivery of the Transaction Agreements up to a maximum amount of $5,000 in the aggregate for all Purchasers collectively and in connection with any amendments, waivers or consents under or in respect of the Transaction Agreements.

         8. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein and in the other Transaction Agreements shall survive the execution and delivery of the Transaction Agreements. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, the Transaction Agreements embody the entire agreement and understanding between you, on the one hand, and the Company, on the other hand, and supersede all prior agreements and understandings relating to the subject matter hereof.

         9. Amendment And Waiver.

                  9.1. Requirements. This Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that no amendment or waiver of any of the provisions of Section 1, 2, 3 or 13 hereof, or any defined term (as it is used in such Section), will be effective as to any one Purchaser unless consented to in writing by such Purchaser.

                  9.2. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 9 applies equally to all holders of Shares and is binding upon them and upon each future holder of any of the Shares and upon the Company without regard to whether certificates evidencing such Shares have been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of Shares nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any holder of such Shares. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

                  9.3. Shares held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of Shares then outstanding has approved or consented to any amendment, waiver or consent to be given under this Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the Shares then outstanding, all shares of Class A common stock directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

         10. Notices. All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

         (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

         (ii) if to any other holder of any Shares, to such holder at such address as such other holder shall have specified to the Company in writing, or

         (iii) if to the Company, to the Company at 33 Knightsbridge Road, Piscataway, NJ 08854, to the attention of Chief Financial Officer, with a copy to General Counsel at the same address, or at such other address as the Company shall have specified to the holder of Shares in writing.

         Notices under this Section 10 will be deemed given only when actually received.

         11. Reproduction Of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Shares themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 11 shall not prohibit the Company or any other holder of Shares from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

         12. Confidential Information. For the purposes of this Section 12, "Confidential Information" means all information about the Company or its Subsidiaries furnished by the Company or its affiliates, or any of their respective directors, officers, employees, agents or controlling persons (such affiliates and other persons collectively referred to herein as "Representatives"), whether furnished before or after the date hereof, and regardless of the manner in which it is furnished, that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure,
(b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with the procedures adopted by you in good faith to protect confidential information of third parties delivered to you; provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Shares), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 12, (iii) any Institutional Investor to which you sell or offer to sell such Shares or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 12), (iv) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 12), (v) any federal or state regulatory authority having jurisdiction over you, (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, or (y) in connection with any litigation to which you are a party.

         You will be responsible for any breach of the terms hereunder by you or your Representatives. In the event that your are requested pursuant to, or required by, applicable law or regulation or by legal process to disclose any Confidential Information, you agree that you will provide the Company with prompt notice of such request(s) to enable the Company to seek an appropriate protective order or other appropriate remedy, or, if appropriate, waive compliance with the terms of this Agreement and shall reasonably cooperate with the Company to obtain such protective order or other remedy. In the event that such protective order or other remedy is not obtained, or the Company waives compliance with the provisions hereof, you or your Representative, as the case may be, may disclose to any tribunal only that portion of the Confidential Information which you are advised by opinion of counsel is legally required to be disclosed.

         Each holder of Shares will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 12 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of Shares of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company confirming such agreement.

         You hereby acknowledge that you are aware, and you will advise each of your Representatives who are informed as to the matters which are the subject of this Agreement, that the United States securities laws prohibit any person who has received from an issuer material, non public information concerning the matters which are the subject of this Agreement from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

         Without prejudice to the rights and remedies otherwise available to us, each Purchaser agrees that money damages would not be a sufficient remedy for any breach of this Agreement and, accordingly, the Company shall be entitled to equitable relief by way of injunction if such Purchaser or any of its Representatives breach or threaten to breach any of the provisions of this Agreement.

         It is further understood and agreed that no failure or delay by us in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

         13. Substitution Of Purchaser. You shall have the right to substitute any one of your Affiliates as the purchaser of the Shares that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section
6. Upon receipt of such notice, wherever the word "you" is used in this Agreement, such word shall thereafter be deemed to refer to such Affiliate in lieu of you, provided that you shall continue to be subject to Section 13. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Shares then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement, such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Shares under this Agreement.

         14. Miscellaneous.

                  14.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of Shares) whether so expressed or not.

                  14.2. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

                  14.3. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                  14.4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

                  14.5. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New Jersey excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                  14.6. Submission to Jurisdiction; Service of Process. (a)
         The Company and the Purchasers agree that any action or proceeding brought by the Purchasers in connection with this Agreement may be brought (and any action or proceeding brought by the Company against the Purchasers in connection herewith shall exclusively be brought) in the federal or state courts of the State of New Jersey and, by execution and delivery of this Agreement, the Company and the Purchasers hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding by the Company or the Purchasers in such non-exclusive jurisdictions.

                  (b) The Company hereby irrevocably appoints Corporation Service Company (the "Process Agent"), with an office on the date hereof at 830 Bear Tavern Road, West Trenton, NJ 08862, as their agent to receive on their behalf service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. The Company irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to it at its address set forth in this Agreement or to the Process Agent at its address specified above.

                  14.7. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.

                                    * * * * *

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                         Very truly yours,
                                         EASYLINK SERVICES CORPORATION


                                         By /s/Thomas Murawski
                                            ------------------
                                         Name: Thomas Murawski
                                         Title: Chairman, President and
                                                Chief Executive Officer

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:


                                       By:


                                       By /s/Thomas Murawski
                                          ------------------
                                       Name: Thomas Murawski
                                       Title:

                                                                      SCHEDULE A
INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Thomas Murawski
                                                  --------------- --------------
                                                  $ 100,000       161,290
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

         *


------------------------------------------------- --------------- --------------
(2)      All other communications:

                                                  --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Michael A. Doyle
                                          -------------------
                                       Name: Michael Doyle
                                       Title:

                                                                      SCHEDULE A
INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Michael Doyle

         *
                                                  --------------- --------------
                                                  $ 32,500        52,419
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

         *


------------------------------------------------- --------------- --------------
(2)      All other communications:

         *                                        --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By: David W. Ambrosia


                                       By /s/David W. Ambrosia
                                          --------------------
                                       Name:
                                       Title:

                                                                      SCHEDULE A
INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
David W. Ambrosia

                                                  --------------- --------------
                                                  $ 15,000        24,194
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

         *


------------------------------------------------- --------------- --------------
(2)      All other communications:
                                                  --------------- --------------
         *

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Gary E. MacPhee
                                          ------------------
                                       Name: Gary E. MacPhee
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Gary E. MacPhee

         *                                        --------------- --------------
                                                  $ 10,000        16,129
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------




------------------------------------------------- --------------- --------------
(2)      All other communications:

                                                  --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Leslie A. Russell
                                          --------------------
                                       Name: Leslie A. Russell
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Leslie A. Russell

         *
                                                  --------------- --------------
                                                  $ 25,000        40,323
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------


------------------------------------------------- --------------- --------------
(2)      All other communications:

                                                  --------------- --------------
              Same

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By: Richard W. Gooding


                                       By /s/Richard W. Gooding
                                          ---------------------
                                       Name: Richard W. Gooding
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Richard W. Gooding

         *
                                                  --------------- --------------
                                                  $ 5,000         8,065
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------



------------------------------------------------- --------------- --------------
(2)      All other communications:
                                                  --------------- --------------
              Same

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/George R. Frylinck
                                          ---------------------
                                       Name: George R. Frylinck
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
George R. Frylinck

         *
                                                  --------------- --------------
                                                  $ 10,000        16,129
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

         *


------------------------------------------------- --------------- --------------
(2)      All other communications:

         *                                        --------------- --------------
              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Peter S. Macaluso
                                          --------------------
                                       Name: Peter S. Macaluso
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Peter S. Macaluso

         *

                                                  --------------- --------------
                                                  $ 20,000        32,258
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

         *


------------------------------------------------- --------------- --------------
(2)      All other communications:

         *                                        --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Frank J. Graziano
                                          --------------------
                                       Name: Frank J. Graziano
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Frank J. Graziano

         *
                                                  --------------- --------------
                                                  $ 50,000        80,645
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

         *


------------------------------------------------- --------------- --------------
(2)      All other communications:

         *                                        --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Peter J. Holzer
                                          ------------------
                                       Name: Peter J. Holzer
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Peter J. Holzer

         *
                                                  --------------- --------------
                                                  $ 100,000       161,290
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------



------------------------------------------------- --------------- --------------
(2)      All other communications:

                                                  --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Eric Zahler
                                          --------------
                                       Name: Eric Zahler
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Eric Zahler

                                                  --------------- --------------
                                                  $ 62,000        100,000
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------


------------------------------------------------- --------------- --------------
(2)      All other communications:

                                                  --------------- --------------
              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/George F. Knapp
                                          ------------------
                                       Name: George F. Knapp
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
George F. Knapp

         *
                                                  --------------- --------------
                                                  $ 25,000        40,323
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------



------------------------------------------------- --------------- --------------
(2)      All other communications:

                                                  --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Robert J. Casale
                                          -------------------
                                       Name: Robert J. Casale
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Robert J. Casale

                                                  --------------- --------------
                                                  $ 20,000        32,258
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

         *

------------------------------------------------- --------------- --------------
(2)      All other communications:

                                                  --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/John C. Petrillo
                                          -------------------
                                       Name: John C. Petrillo
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
John C. Petrillo

                                                  --------------- --------------
                                                  $ 50,000        80,645
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

         *


------------------------------------------------- --------------- --------------
(2)      All other communications:

         *                                        --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Angelo Perrone
                                          -----------------
                                       Name: Angelo Perrone, authorized agent
                                               for A/C of Lawrence Auriana
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------ ---------------- --------------
NAME AND ADDRESS OF PURCHASER                    PURCHASE PRICE   NO. OF SHARES
------------------------------------------------ ---------------- --------------
Lawrence Auriana                                 .60

         *

                                                 ---------------- --------------
                                                 $ 1,500,000      2,500,000
                                                 ---------------- --------------

------------------------------------------------ ---------------- --------------
(1)      All Shares deliverable
           as follows:                           ---------------- --------------

         *


------------------------------------------------ ---------------- --------------
(2)      All other communications:

         *                                       ---------------- --------------

              Attention:

------------------------------------------------ ---------------- --------------


* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By: Federal Partners, L.P.


                                       By /s/Stephen M. Duff
                                          ------------------
                                       Name: Stephen M. Duff
                                       Title: Treasurer,
                                       Ninth Floor Corporation, its general
                                               partner

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Stephen M. Duff
Federal Partners, L.P.

         *
                                                  --------------- --------------
                                                  $ 0.60          4,120,833
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

         *


------------------------------------------------- --------------- --------------
(2)      All other communications:

         *                                        --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Suzanne Chase
                                          ----------------
                                       Name: Suzanne Chase
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Suzanne Chase

         *

                                                  --------------- --------------
                                                  $ 100,000       166,667
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

         *


------------------------------------------------- --------------- --------------
(2)      All other communications:

                                                  --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Irwin W. Silverberg
                                          ----------------------
                                       Name: Irwin W. Silverberg
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Irwin W. Silverberg

           *

                                                  --------------- --------------
                                                  $ 500,000       833,333
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

            *


------------------------------------------------- --------------- --------------
(2)      All other communications:

           *                                      --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Morton Seaman
                                          ----------------
                                       Name: Morton Seaman
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Morton Seaman

              *

                                                  --------------- --------------
                                                  $ .60           166,667
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

              *


------------------------------------------------- --------------- --------------
(2)      All other communications:

              *                                   --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------


* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

The foregoing is hereby
agreed to as of the
date hereof.

                                       PURCHASER:

                                       By:


                                       By /s/Ronald D. Fisher
                                          -------------------
                                       Name: Ronald D. Fisher
                                       Title:

INFORMATION RELATING TO PURCHASERS

------------------------------------------------- --------------- --------------
NAME AND ADDRESS OF PURCHASER                     PURCHASE PRICE  NO. OF SHARES
------------------------------------------------- --------------- --------------
Ronald Fisher

                                                  --------------- --------------
                                                  $  .60          333,333
                                                  --------------- --------------

------------------------------------------------- --------------- --------------
(1)      All Shares deliverable
           as follows:                            --------------- --------------

          *


------------------------------------------------- --------------- --------------
(2) All other communications:

          *                                       --------------- --------------

              Attention:

------------------------------------------------- --------------- --------------

* Address information omitted on Schedule A but will be furnished supplementally to the Commission upon request.

                                                                      SCHEDULE B


                                  DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

          "Affiliate" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         "Agreement" means this Agreement, as amended from time to time.

         "Closing" is defined in Section 3.

         "Closing Date" is defined in Section 3.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Company" is defined in the introductory paragraph of this Agreement.

         "Confidential Information" is defined in Section 12.

         "EasyLink" is defined in the introductory paragraph of this Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that is considered a member of the controlled group of the Company under section 414 of the Code.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "Governmental Authority" means

         (a) the government of

                  (i) the United States of America or any State or other political subdivision thereof, or

                 (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

         (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Holder" means, with respect to any Shares, the Person in whose name such shares are registered.

         "Indebtedness" is defined in Section 5.14.

         "Institutional Investor" means any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "Material" means material under the circumstances in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under any of the Transaction Agreements, or (c) the validity or enforceability of any of the Transaction Agreements.

         "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "Purchaser" means each purchaser of Shares under this Agreement.

         "QPAM Exemption" means Prohibited Transaction Class Exemption 8414 issued by the United States Department of Labor.

         "Registration Rights Agreement" is defined in Section 4.6.

         "Required Holders" means, at any time, the holders of a majority of the Shares at the time outstanding (exclusive of Shares then owned by the Company or any of its Affiliates).

         "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "Shares" is defined in Section 1.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if a 50% or more interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

"Transaction Agreements" is defined in Section 2.

                                       58